UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 13, 2016

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
In order to further align our executive officers’ compensation with our performance, on October 13, 2016, Ashford Hospitality Prime, Inc. (the “Company”) adopted and approved an amendment and restatement to each of the Company’s Performance Stock Unit Award Agreement (the “Original PSU Agreement” and, as amended and restated, the “Amended PSU Agreement”) and the Company’s Performance LTIP Unit Award Agreement (the “Original LTIP Agreement” and, as amended and restated, the “Amended LTIP Agreement”). The Amended PSU Agreement replaces the Original PSU Agreement under which Performance Stock Units (“PSUs”) were granted to certain officers on June 8, 2015. The Amended PSU Agreement and the Amended LTIP Agreement (together, the “Amended Agreements”) modified certain provisions of the Original PSU Agreement and the Original LTIP Agreement (together, the “Original Agreements”), respectively, and do not represent a grant of new awards.
Pursuant to the Amended PSU Agreement, the PSUs will be settled in shares of common stock of the Company if and when the applicable vesting criteria have been achieved following the end of the performance period, which began on January 1, 2015 and ends on December 31, 2017 (the “Performance Period”), unless shortened pursuant to the Amended PSU Agreement. Pursuant to the Amended LTIP Agreement, the performance LTIP units (as defined in the Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Prime Limited Partnership) will be settled in LTIP units of the Company’s operating partnership if and when the applicable vesting criteria have been achieved following the end of the Performance Period, unless shortened pursuant to the Amended LTIP Agreement. The Company amended each of the Original Agreements to provide, among other things, as follows:

•
The definition of “Termination of Service” has been modified. Under the Amended PSU Agreement, “Termination of Service” means participant’s termination of service or employment with the Company in a manner that constitutes a “separation from services” with the Company pursuant to the regulations under Section 409A of the Internal Revenue Code of 1986, as amended. Under the Amended LTIP Agreement, “Termination of Service” means the participant’s termination of service or employment with the Company for any reason.

•
In the event of a change of control of the Company, the number of PSUs and LTIPs that vest will be based on actual Company performance (for the shortened performance period) rather than based on target performance as in the Original Agreements. In addition, if a change in control of Ashford Inc. (“Advisor”) causes accelerated vesting under an employment agreement, such vesting will be based on actual performance as well unless otherwise addressed in the employment agreement.

•
In the event of the participant’s Involuntary Termination or the death or disability of a participant, the number of PSUs and LTIPs that vest will be the greater of actual performance (for the shortened performance period) and target performance, rather than based on target performance as in the Original Agreements. In addition, if a termination causes accelerated vesting under an employment agreement, such vesting will be based on the greater of actual performance and target performance as well unless otherwise addressed in the employment agreement.

Furthermore, the Company amended the Original PSU Agreement to clarify that the grant of PSUs will be made in connection with the participant’s service to the Company only and not to Advisor and/or their respective affiliates.
The foregoing summary does not purport to be complete and is qualified in its entirety by the terms of each of the Amended PSU Agreement and the Amended LTIP Agreement, respectively.
Also on October 13, 2016, the Board of Directors of the Company approved the recommendations of the Compensation Committee of the Board with respect to the grant of PSUs and LTIP units to certain executive officers as set forth below pursuant to the Amended and Restated Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan. The grant of the PSUs and the LTIP units are evidenced by the Amended PSU Agreement or the Amended LTIP Agreement entered into by the Company and each executive officer, as applicable.

Executive Officer	Target Number of PSUs(1)	Total Number of LTIP Units(2)
Monty J. Bennett, Chairman and Chief Executive Officer	0	311,969
Douglas A. Kessler, President	68,598	0
David A. Brooks, Chief Operating Officer, General Counsel and Secretary	55,361	0
Deric S. Eubanks, Chief Financial Officer	53,116	0
J. Robison Hays, III, Chief Strategy Officer	28,329	0
Jeremy J. Welter, Executive Vice President - Asset Management	28,329	0
Mark L. Nunneley, Chief Accounting Officer	28,215	0
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(1) The target number of PSUs will be settled in shares of common stock of the Company, if and when the applicable vesting criteria have been achieved following the end of the performance period, which began on January 1, 2016 and ends on December 31, 2018, or the shortened performance period, as applicable. PSU recipients will not have any rights as a stockholder with respect to any shares of common stock subject to the grant until such shares of common stock are issued upon vesting. Upon the settlement of the PSUs, PSU recipients will be entitled to receive an amount equal to the accumulated dividends or other distributions that would have been paid or issued on the number of shares of common stock of the Company underlying the number of PSUs actually vested and such amount will be settled in the form of vested shares of common stock of the Company.
(2) The total number of LTIP units represents the maximum number that may be earned by the executive officer, and subject to forfeiture if the vesting criteria is not met. Vested LTIP units, upon achieving economic parity with the Common Limited Partnership Units (“Common Units”) of Ashford Hospitality Prime Limited Partnership, the Company’s operating subsidiary, are convertible into Common Units at the option of the executive officer. The LTIP units vest at the end of the performance period, which began on January 1, 2016 and ends on December 31, 2018, or the shortened performance period, as applicable, based on the Company’s shareholder returns. Prior to vesting of the LTIP units, all distributions with respect to the LTIP units will be held back and will be subject to the same vesting requirements and forfeiture restrictions as the underlying LTIP units. Upon the vesting of the LTIP units, accumulated distributions will be deemed distributed to the executive officer in cash and such cash used by the executive officer immediately thereafter to purchase such number of Common Units with an aggregate fair market value as of the date of vesting of the underlying LTIP units equal to the amount of cash deemed distributed.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 17, 2016

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel